SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K


                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported):

                             February 15, 2011
                           --------------------

                      NORTH EUROPEAN OIL ROYALTY TRUST
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                         Commission File No. 1-8245


               Delaware                             22-2084119
        -----------------------                -----------------------
        (State of organization)                (IRS Employer I.D. No.)


        Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
       ---------------------------------------------------------------
                 (Address of principal executive offices)


                               732-741-4008
            ---------------------------------------------------
            (Registrant's telephone number including area code)


                               Not Applicable
         ------------------------------------------------------------
         Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                   -2-


Item 5.07     Submission of Matters to a Vote of Security Holders

The Annual Meeting of Unit Owners of North European Oil Royalty Trust (the "Trust") was held on February 15, 2011 (the "Annual Meeting"). A total of 3,675,802 Units were represented in person or by valid proxy at the Annual Meeting. Unit Owners voted on the following three proposals at the Annual Meeting and cast their votes as follows:

Proposal One:
------------

          The following persons were elected as Trustees of the Trust to serve until the next Annual Meeting of Unit Owners, by the votes set forth in the following table:

                                                           Broker
                            For            Against         Non-Votes
                            ---            -------         ---------
Robert P. Adelman        3,598,835          76,967            --
Samuel M. Eisenstat      3,575,849          99,953            --
Lawrence A. Kobrin       3,276,751         399,051            --
Willard B. Taylor        3,597,409          78,393            --
Rosalie J. Wolf          3,587,585          88,217            --


Proposal Two:
------------

          The Unit Owners approved, on an advisory (non-binding) basis, the compensation of the Trust's Managing Director as described in the Trust's Proxy Statement for the Annual Meeting, by the votes set forth in the following table:

                                                        Broker
       For            Against         Abstain          Non-Votes
       ---            -------         -------          ---------
    3,418,582         124,538         132,682             --


Proposal Three:
--------------

          The Unit Owners voted, on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Trust's Managing Director every three years, by the votes set forth in the following table:

                                                                  Broker
   One Year       Two Years      Three Years      Abstain        Non-Votes
   --------       ---------      -----------      -------        ---------
  1,069,207        282,183        2,158,837       165,575           --


The Trustees have considered the outcome of this vote and determined to implement an advisory vote on the compensation of the Trust's Managing Director every three years.




                                   -3-

                                SIGNATURES
                                ----------


          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    NORTH EUROPEAN OIL ROYALTY TRUST
                                    --------------------------------
                                            (Registrant)



                                     By:    /s/ John R. Van Kirk
                                          ------------------------
                                                John R. Van Kirk
                                                Managing Director


Dated:   February 16, 2011